UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported):
                                 August 22, 2005

                          FOODARAMA SUPERMARKETS, INC.
               (Exact name of registrant as specified in charter)

       New Jersey                    1-5745-1                  21-0717108
-------------------------------------------------------------------------
     (State or other jurisdiction   (Commission                (IRS Employer
         of incorporation)           File Number)            Identification No.)

         Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (732) 462-4700

                                 Not Applicable
----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
           ------------


          As of August 22, 2005 the Third Amended and Restated Revolving Credit and Term Loan Agreement ("the Credit Agreement") was amended to allow Foodarama Supermarkets, Inc. (the "Company") to borrow under the revolving credit facility, up to $7,000,000 in excess of the availability under the borrowing base limitation of 65% of eligible inventory as long as a like amount of cash and cash equivalents are on hand at store level or in transit to the Company's banks. This amendment will remain in effect through the expiration date of the Credit Agreement, December 31, 2007.


























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



Item 9.01. Financial Statements and Exhibits
           ---------------------------------

         Exhibit No.          Description
         -----------          -----------

           10.38 Amendment No. 10 to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 22, 2005.
























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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   FOODARAMA SUPERMARKETS, INC.
                                                   ----------------------------
                                                             (REGISTRANT)


                                                   By: /S/ Michael Shapiro
                                                       -------------------
                                                       Michael Shapiro
                                                       Senior Vice President
                                                       Chief Financial Officer


Date: August 24, 2005

                                                                  EXHIBIT 10.38

                                AMENDMENT NO. 10

                                       TO

                 THIRD AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT



      THIS AMENDMENT NO. 10 (this "Amendment") is entered into as of August 22, 2005 by and among NEW LINDEN PRICE RITE, INC., a New Jersey corporation ("New Linden"), FOODARAMA SUPERMARKETS, INC., a New Jersey corporation ("Parent" and, together with New Linden, each a "Borrower" and collectively, the "Borrowers"), the Guarantors signatory hereto, the lenders set forth on the signature pages hereto (such lenders with their respective permitted successors and assigns, each a "Lender" and collectively, the "Lenders") and GMAC COMMERCIAL FINANCE LLC (successor by merger to GMAC Business Credit, LLC) as agent for Lenders (in such capacity together with any successor thereto in such capacity, the "Agent").

                                   BACKGROUND

      Borrowers, Guarantors, Agent and Lenders are parties to a Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

        2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                (a) Section I of the Loan Agreement is amended by amending the following defined term in its entirety to provide as follows:

                  "In-Transit Cash Borrowing Base Inclusion" shall mean an amount equal to the lesser of (i) $7,000,000 and (ii) Cash on Hand of Borrowers.

        3. Conditions of Effectiveness. This Amendment shall become effective upon the receipt by Agent of (a) five (5) originals of this Amendment, duly executed by each Lender and each Borrower and consented to by each Guarantor and
(b) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

        4. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants as follows:

                (a) This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrowers and Guarantors and are enforceable against Borrowers and Guarantors in accordance with their respective terms.

                (b) Upon the effectiveness of this Amendment, each Borrower and Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                (c) After giving effect to this Amendment, no Event of Default or Default has occurred (other than the Designated Defaults, as defined in each of Consent, Waiver and Amendment No. 2 to Loan Agreement dated January 21, 2003, that certain waiver letter agreement dated January 15, 2004, and that certain waiver letter agreement dated January 20, 2005, each among Agent, Lenders, Borrowersand Guarantors) and is continuing or would exist.

                (d) No Borrower or Guarantor has any defense, counterclaim or offset with respect to the Loan Agreement.

        5. Effect on the Loan Agreement.

                (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

        6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

        7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.



                                    NEW LINDEN PRICE RITE, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                         -------------------------------------
                                    Name:
                                    Title:


                                    FOODARAMA SUPERMARKETS, INC.,
                                    as Borrower and as Guarantor

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL FINANCE LLC
                                    (successor by merger to GMAC Business
                                    Credit, LLC), as Agent and Lender

                                    By:
                                        -------------------------------------
                                    Name: Thomas Maiale
                                    Title: Director




                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                   [CONTINUED SIGNATURES TO AMENDMENT NO. 10]


                              THE BANK OF NEW YORK,
                                    as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    CITIZENS BUSINESS CREDIT COMPANY,
                                    as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    NATIONAL CONSUMER COOPERATIVE BANK (d/b/a
                                    National Cooperative Bank), as Lender

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


CONSENTED AND AGREED TO:


SHOP RITE OF READING, INC.,
as Guarantor

By:
    --------------------------------
Name:
Title:


SHOP RITE OF MALVERNE, INC.,
as Guarantor

By:
    --------------------------------
Name:
Title:






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